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                     PREMIER ASSET BUILDER VARIABLE ANNUITY

                                    Issued by

                       Transamerica Life Insurance Company

                       Supplement Dated November 22, 2002
                   Replacing Supplement Dated October 23, 2002
                                     to the
                          Prospectus dated May 1, 2002


Effective December 9, 2002, we will not accept any premium payment that is allocated to the fixed account in excess of $25,000, except the dollar cost averaging fixed account option. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $25,000, except the dollar cost averaging fixed account option.



                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
            Premier Asset Builder Variable Annuity dated May 1, 2002